

<ARTICLE>                     5
<LEGEND>
     This schedule contains summary financial information extracted from the
     Service Merchandise Company, Inc. Form 10-K for the year ended December 28,
     1997 and is qualified in its entirety by reference to such financial statements and accompanying notes to the financial statements detailed in
     Exhibit 13 of the Form 10-K which is incorporated by reference in Part II of the Form 10-K.
</LEGEND>
<MULTIPLIER>                             1,000

<PERIOD-TYPE>                            12-mos
<FISCAL-YEAR-END>                        DEC-28-1997
<PERIOD-START>                           DEC-30-1996
<PERIOD-END>                             DEC-28-1997
<CASH>                                       364,169
<SECURITIES>                                       0
<RECEIVABLES>                                 46,586
<ALLOWANCES>                                   3,456
<INVENTORY>                                  929,818
<CURRENT-ASSETS>                           1,384,871
<PP&E>                                     1,117,999
<DEPRECIATION>                               594,365
<TOTAL-ASSETS>                             1,951,461
<CURRENT-LIABILITIES>                        798,370
<BONDS>                                      761,522
<PREFERRED-MANDATORY>                              0
<PREFERRED>                                        0
<COMMON>                                     100,376<F1>
<OTHER-SE>                                   286,317
<TOTAL-LIABILITY-AND-EQUITY>               1,951,461
<SALES>                                    3,662,778
<TOTAL-REVENUES>                           3,662,778
<CGS>                                      2,811,762
<TOTAL-COSTS>                              2,811,762
<OTHER-EXPENSES>                             785,307<F2>
<LOSS-PROVISION>                                   0
<INTEREST-EXPENSE>                            78,531
<INCOME-PRETAX>                             (142,332)
<INCOME-TAX>                                 (53,375)
<INCOME-CONTINUING>                          (88,957)
<DISCONTINUED>                                     0
<EXTRAORDINARY>                               (2,643)
<CHANGES>                                          0
<NET-INCOME>                                 (91,600)
<EPS-PRIMARY>                                  (0.92)
<EPS-DILUTED>                                  (0.92)

<F1> Amount represents the number of shares of $0.50 par value common stock issued and outstanding.
<F2> Amount includes i) depreciation and amortization and ii) selling, general and administrative expenses.

